Press Release
For further information:
John B. Pelling, III
Vice President — Investor Relations
(708) 498-2013
IR@midwestbank.com
MIDWEST BANC HOLDINGS, INC. REPORTS Q3 RESULTS
Reflects previously announced measures that position it for future growth
Midwest Bank and Trust Company ends the third quarter as “well capitalized” with a 10.3% total risk based capital ratio”
Strength and stability will increase further with $85.5 million of TARP capital, announced today
Melrose Park, IL — November 3, 2008 — Midwest Banc Holdings, Inc. (NASDAQ: MBHI) today reported a net loss of ($159.7) million for the third quarter ended September 30, 2008. These results reflect the previously announced pre-tax charges of: a $42 million provision for loan losses, a $64.5 million charge for losses on investments in preferred equity securities of Fannie Mae and Freddie Mac, and an $80 million non-cash goodwill impairment charge, due primarily to the recent decline in market capitalization which can be attributed in part to the losses on the GSE preferred securities. The net loss per share of ($5.76), compares to income per share for the second quarter of 2008 of $.06 and $0.20 for the third quarter of 2007.
Subsequent to the end of the quarter, Midwest Banc Holdings was informed that it has received preliminary approval to receive $85.5 million of new capital in the form of preferred stock to be issued to the U.S. Treasury under the TARP Capital Purchase Program. Institutions selected to participate in this program need the endorsement from their primary regulator as the program is designed to assist healthy financial institutions. The proceeds from the preferred stock issuance are expected to strengthen Midwest Banc Holdings’ balance sheet, resulting in total risk based capital in excess of 11%, and provide support to Midwest Bank, its already well-capitalized subsidiary. It is expected that the preferred shares will be issued and the new capital will be received during the fourth quarter of 2008.
“Midwest’s third quarter results reflect certain actions, announced previously on September 16, that better position our company to take advantage of opportunities in the Chicago market during this challenging economic environment. Even though we realized the impact of these actions on our September 30, balance sheet, the Bank ended the third quarter “well-capitalized”, even without the additional capital anticipated from the Treasury’s TARP program,” said James Giancola, Chief Executive Officer of Midwest Banc Holdings, Inc.
Giancola noted that at the end of the third quarter, Midwest Bank had a Tier 1 Leverage Ratio of 7.10%; a Tier 1 Risk-Based Capital Ratio of 9.01%; and a Total Risk Based Capital Ratio of 10.27%.

Capital
The total risk based capital ratio for Midwest at September 30, 2008, was 8.04% on a consolidated company basis. Midwest Bank was well capitalized at September 30, 2008, with a total risk based capital ratio of 10.27%. Estimated on a pro forma basis, giving effect to the planned issuance of $85.5 million of preferred stock under the TARP, at September 30, 2008 the consolidated company would have had a total risk based capital ratio of 11.13% and the bank subsidiary would have had a total risk based capital ratio of 10.80%. The pro forma Bank ratio also exceeds the regulatory guidelines for classification as “well capitalized”, which is the highest regulatory capital rating given to financial institutions.
Loan Portfolio & Asset Quality
Average loans increased $53.2 million in the third quarter, but ending loans were down $7 million compared to June 30, 2008, partially due to $25.1 million in net loan charge offs. The migration from construction lending to commercial and industrial lending has continued, as commercial loans increased by $12 million in the third quarter while construction loans decreased $25 million.
In the third quarter, Midwest recorded a provision for loan losses of $42 million and net loan charge-offs totaling $25.1 million. The loan portfolio, non-performing loans, and provision for loan losses show that Midwest has made a strong commitment to asset quality.
Loan Portfolio
(dollars in millions)
As of September 30, 2008

		Total	Total	%
Loan Type	Balance	Availability	Commitment	Availability
Land	$81.4	$10.8	$92.2	11.7%
Land Development, Residential	41.9	8.0	49.9	16.0%
Land Development, Commercial	29.6	6.9	36.5	18.9%
Land Development, Teardown	6.5	2.2	8.7	25.5%
Condo	74.8	16.8	91.6	18.3%
Residential Construction	90.8	9.4	100.2	9.4%
Commercial Construction	55.4	15.9	71.3	22.2%
Residential Non-Builder	14.5	4.0	18.5	21.6%
Buy Farmland	1.5	0.4	1.9	20.1%
Letters of Credit	—	1.3	1.3	100.0%

Total Const. & Land Development	$396.5	$75.6	$472.1	16.0%

1-4 Residential	$76.6	$—	$76.6	0.0%
1-4 ARM	50.0	0.0	50.0	0.1%
Total Residential	$126.6	$0.0	$126.6	0.0%

Home Equity Fixed	$12.6	$0.5	$13.1	3.7%
Home Equity Floating	157.3	125.5	282.8	44.4%

Total Home Equity	$169.9	$126.0	$295.9	42.6%

CRE — Non-Owner Occupied	$688.0	$28.4	$716.4	4.0%
CRE — Owner Occupied	565.8	57.7	623.5	9.3%

Total CRE	$1,253.8	$86.1	$1,339.9	6.4%

Commercial & Industrial	$536.2	$369.9	$906.1	40.8%

Agricultural	$5.7	$0.9	$6.6	13.9%

Consumer	$8.1	$2.5	$10.6	23.6%

Overdrafts, Settlement, Accounting Adjustments	$(2.5)	$—	$—

Total Portfolio	$2,494.2	$661.1	$3,157.9	20.9%

•	Total construction & land loan commitments are 84% funded
•	Land loans represent only 6.4% of the loan portfolio
Loan Quality
(dollars in millions)
As of September 30, 2008

						Amount ($)
		Delinquency		NPL		Partially	Specifically
Loan Type	Balance	($)	(%)	($)	(%)	Charged-Off	Reserved
Land	$81.4	$1.6	1.98%	$7.5	9.19%	$5.2	$0.6
Land Development, Residential	41.9	—	0.00%	—	0.00%	—	—
Land Development, Commercial	29.6	2.6	8.93%	—	0.00%	—	—
Land Development, Teardown	6.5	—	0.00%	—	0.00%	—	—
Condo	74.8	0.2	0.32%	20.5	27.44%	8.0	1.2
Residential Construction	90.8	4.5	4.96%	3.1	3.36%	5.5	—
Commercial Construction	55.4	—	0.00%	3.5	6.25%	—	—
Residential Non-Builder	14.5	—	0.00%	0.7	4.52%	—	—
Buy Farmland	1.5	—	0.00%	—	0.00%	—	—
Letters of Credit	—	—		—		—	—

Total Const. & Land Development	$396.5	$9.0	2.27%	$35.2	8.87%	$18.7	$1.8

1-4 Residential	$76.6	$0.2	0.24%	$1.3	1.68%	$0.4	$—
1-4 ARM	50.0	—	0.00%	1.8	3.58%	0.4	—

Total Residential	$126.6	$0.2	0.14%	$3.1	2.43%	$0.8	$—

Home Equity Fixed	$12.6	$0.0	0.23%	$0.0	0.04%	$0.1	$—
Home Equity Floating	157.3	1.1	0.68%	1.1	0.70%	0.8	0.2

Total Home Equity	$169.9	$1.1	0.65%	$1.1	0.65%	$0.8	$0.2

CRE — Non-Owner Occupied	$688.0	$2.7	0.39%	$5.5	0.79%	$0.1	$1.2
CRE — Owner Occupied	565.8	3.9	0.69%	11.3	1.99%	10.4	0.8

Total CRE	$1,253.8	$6.6	0.53%	$16.7	1.34%	$10.5	$2.1

Commercial & Industrial	$536.2	$7.7	1.44%	$4.4	0.81%	$11.2	$1.4

Agricultural	$5.7	$—	0.00%	$—	0.00%	$—	$—

Consumer	$8.1	$0.1	0.98%	$0.0	0.25%	$0.0	$—

Overdrafts, Settlement, Accounting Adjustments	$(2.5)	$—		$—		$—	$—

Total Portfolio	$2,494.2	$24.7	0.99%	$60.5	2.42%	$42.0	$5.5

•	Non performing land loans totaling $7.5 million have been partially charged-off by 41%
•	Non performing construction & land loans totaling $35.2 million have been partially charged-off by 35%
•	Non performing CRE loans totaling $16.7 million have been partially charged-off by 39%
•	Non-performing commercial loans totaling $4.4 million have been partially charged-off 72%
•	As of September 30, 2008, Midwest had loan loss reserves of $39.4 million or $1.58% of total loans
Liquidity
The company continued its effective liquidity management during the third quarter, a period of unprecedented tightness in the interbank credit market. September 30, 2008, non-interest bearing demand deposits were flat compared to June 30, 2008, while total deposits increased by $173 million. The increase in total deposits included a $176 million increase in retail certificates of deposits. Fed funds purchased and FRB discount window borrowings were zero as of September 30, down from $198 million at June 30, and other wholesale borrowings were up $40 million on a linked quarter basis.

Financial Highlights
On October 1, 2007, Midwest Banc Holdings, Inc. acquired Northwest Suburban Bancorp, Inc. Special merger-related charges were $114,000 in the first quarter 2008; $80,000 in the second quarter 2008; and $77,000 in the third quarter of 2008. Therefore, comparisons involving prior periods may be affected by these merger-related charges.
Earnings
(Loss) per common share was ($5.76) for the third quarter and ($5.93) for the nine months ended September 30, 2008, compared to income per share of:
•	$.06 for second quarter 2008

•	$.20 for third quarter 2007

•	$.58 for nine months 2007
•	Net (loss) was ($159.7) million for the third quarter and ($162.7) million for the nine months ended September 30, 2008, compared to:
•	$2.4 million for second quarter 2008

•	$4.8 million for third quarter 2007

•	$14.4 million for nine months 2007
•	Net interest margin was 2.77% for the third quarter and 2.83% for the nine months ended September 30, 2008. The decrease in Midwest’s margin to 2.77% for the quarter compared to 2.89% for the second quarter 2008 was wholly attributable to the impact of loans put on non-accrual status and the reduction in the dividend on the GSE preferred stock investment. This compares to:
•	2.89% for second quarter 2008

•	3.10% for third quarter 2007

•	3.05% for nine months 2007

Loans and Loan Quality
•	Average loans in the third quarter increased
•	$53.2 million compared to second quarter 2008
•	Annualized net charge-off rate was 3.98% for third quarter 2008, compared to:
•	.35% for the second quarter 2008

•	.13% for the third quarter 2007
•	Nonaccrual loans at September 30, 2008 were $60.5 million or 2.42% of loans, compared to:
•	1.64% of loans at June 30, 2008

•	2.23% of loans at September 30, 2007
•	Nonperforming assets at September 30, 2008 were $68.5 million, or 1.91% of assets, compared to:
•	1.16% of assets at June 30, 2008

•	1.55% of assets at September 30, 2007
•	Allowance for loan losses at September 30, 2008 was $39.4 million, or 1.58% of loans, compared to:
•	.90% of loans at June 30, 2008

•	1.24% of loans at September 30, 2007

•	Allowance for loan losses to nonaccrual loans was 65% at September 30, 2008, compared to:
•	55% at June 30, 2008

•	56% at September 30, 2007
•	Loan delinquencies 30-89 days to loans were .99% at September 30, 2008, compared to:
•	.35% at June 30, 2008

•	.49% at June 30, 2007
Additional financial data are contained in the accompanying statements, tables and schedules.
Hosting a Conference Call
Midwest will conduct a conference call to discuss these results November 3, 2008, at 11:00 A.M. eastern/10:00 A.M. central.
The webcast and call will be hosted by members of management. A brief discussion of results and trends will be followed by questions from professional investors and analysts invited to participate in the interactive portion of the discussion.
Interested parties wishing to participate in the interactive portion of the call can dial in to 800-860-2442 or +1 412-858-4600 for international calls. The live webcast can be accessed and will be available for replay at www.midwestbanc.com. The audio replay may be accessed through November 11, 2008 at 877-344-7529 or +1 412-317-0088. The replay passcode is 425125.
Franchise
Midwest Banc Holdings, Inc., with $3.6 billion in assets, provides a wide range of retail and commercial banking services, personal and corporate trust services, securities services and insurance brokerage services in the greater Chicago area. The principal operating subsidiaries of Midwest Banc Holdings, Inc. are Midwest Bank and Trust Company and Midwest Financial and Investment Services, Inc. Midwest has 29 banking offices and operates 31 ATMs. Midwest is a member of the Allpoint®/STARsf® surcharge-free network giving Midwest customers’ access to thousands of surcharge-free ATMs nationwide, with over 1,000 ATMs in the Chicagoland area.
Information on Midwest products, services and locations is available at: www.midwestbanc.com
Forward-Looking Statements
This press release contains certain “Forward-Looking Statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and should be reviewed in conjunction with the Company’s Annual Report on Form 10-K and other publicly available information regarding the Company, copies of which are available from the Company upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company’s business which should be considered in evaluating “Forward-Looking Statements.”
# # #

Financial Highlights
Midwest Banc Holdings, Inc.
(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Income Statement Data:
Net income (Loss)	$(159,714)	$2,428	$(5,416)	$4,222	$4,836
Per Share Data:
Basic and diluted earnings	$(5.76)	$.06	$(.22)	$.14	$.20
Cash dividends declared	—	.13	.13	.13	.13
Book value	5.89	11.76	12.14	11.94	11.69
“If converted” book value(11)	6.74	12.06	12.41	12.23	11.69
Tangible book value(1)	2.51	5.48	5.79	5.56	8.02
“If converted” tangible book value(1)(11)	3.68	6.37	6.65	6.44	8.02
Stock price at period end	4.00	4.87	12.78	12.42	14.77
Share Data:
Common shares outstanding — at period end	27,859	27,859	27,839	27,804	24,406
Basic — average	27,859	27,855	27,838	27,895	24,454
Diluted — average	27,859	27,958	27,838	28,043	24,647
Selected Financial Ratios:
Return on average assets	(17.25)%	.26%	(.59)%	.45%	.64%
Return on average equity	(181.60)	2.57	(5.69)	4.80	6.75
Net interest margin (tax equivalent)	2.77	2.89	2.82	2.93	3.10
Efficiency ratio(2)(3)	387	70	66	73	64
Dividend payout ratio	—	233	N/M	91	67
Loans to deposits at period end	99	107	103	101	101
Loans to assets at period end	70	67	66	67	66
Equity to assets at period end	5.78	9.95	10.22	10.16	9.41
Tangible equity to tangible assets at period end(1)(4)	3.24	5.51	5.75	5.62	6.65
Tier 1 capital to risk-weighted assets	6.26	9.09	9.33	9.21	11.42
Total capital to risk-weighted assets	8.04	10.43	10.61	10.17	12.52
Tier 1 leverage ratio	4.94	7.38	7.47	7.33	8.99
Full time equivalent employees	550	543	543	539	460
Balance Sheet Data:
Total earning assets	$3,176,629	$3,275,580	$3,298,143	$3,266,461	$2,750,334
Average earning assets	3,263,571	3,274,335	3,276,965	3,301,501	2,736,154
Average assets	3,682,449	3,686,350	3,686,269	3,721,444	3,020,254
Average loans	2,512,653	2,459,486	2,459,830	2,453,292	1,989,119
Average securities	715,219	762,889	765,966	808,774	698,541
Average deposits	2,411,013	2,384,764	2,415,385	2,480,831	2,022,709
Tangible shareholders’ equity(1)	113,101	195,751	204,295	197,713	195,790
Average equity	349,878	379,677	382,603	348,639	284,231
See footnotes at end of statements, tables and schedules.

Financial Highlights
Midwest Banc Holdings, Inc.
(In thousands, except per share data)

	Nine Months Ended
	September 30,	September 30,
	2008	2007
Income Statement Data:
Net income (Loss)	$(162,702)	$14,355
Per Share Data:
Basic earnings	$(5.93)	$.58
Diluted earnings	(5.93)	.58
Cash dividends declared	.26	.39
Share Data:
Common shares outstanding — at period end	27,859	24,406
Basic — average	27,851	24,594
Diluted — average	27,851	24,821
Selected Financial Ratios:
Return on average assets	(5.90)%	.64%
Return on average equity	(58.64)	6.67
Net interest margin (tax equivalent)	2.83	3.05
Efficiency ratio(2)(3)	155	66
Dividend payout ratio	N/M	68
Full time equivalent employees	550	460
Balance Sheet Data:
Total earning assets	$3,176,629	$2,750,334
Average earning assets	3,271,594	2,711,169
Average assets	3,685,013	2,999,877
Average loans	2,477,452	1,965,828
Average securities	747,905	700,778
Average deposits	2,403,748	2,013,327
Tangible shareholders’ equity(1)	113,101	195,790
Average equity	370,643	287,575
See footnotes at end of statements, tables and schedules.

Statement of Income
Midwest Banc Holdings, Inc.
(In thousands, except per share data)

	Three Months Ended
	September 30,	June 30,	March 31,	December 30,	September 30,
	2008	2008	2008	2007	2007
Interest Income
Loans	$37,364	$37,392	$40,806	$44,598	$37,566
Loans held for sale	—	—	—	—	11
Securities
Taxable	7,739	8,977	9,060	9,886	8,609
Exempt from fed income taxes	574	593	598	645	462
Trading securities	—	—	—	—	2
Dividends from FRB and FHLB stock	184	184	183	158	227
Short-term investments	27	98	148	150	297

Total interest income	45,888	47,244	50,795	55,437	47,174

Interest Expense
Deposits	15,301	16,111	19,089	21,577	18,634
Federal funds purchased	563	672	815	673	64
Securities sold under repurchase agreements	3,338	3,482	3,178	3,443	3,137
Advances from the FHLB	2,779	2,437	3,482	3,811	3,640
Junior subordinated debentures	864	876	1,045	1,325	1,334
Revolving note payable	96	94	80	168	18
Term note payable	565	575	887	1,184	—
Subordinated debt	229	232	3	—	—

Total interest expense	23,735	24,479	28,579	32,181	26,827

Net interest income	22,153	22,765	22,216	23,256	20,347
Provision for loan losses	41,950	4,415	5,400	1,410	1,800

Net interest income after provision for loan losses	(19,797)	18,350	16,816	21,846	18,547
Noninterest Income
Service charges on deposit accounts	1,918	1,953	1,963	1,953	1,535
Gains (losses) on securities transactions	(16,652)	44	12	9	6
Impairment charge on securities	(47,801)	—	(17,586)	—	—
Gains on sale of loans	(75)	—	—	1	41
Insurance and brokerage commissions	448	683	560	488	685
Trust	451	482	449	508	453
Increase in CSV of life insurance	911	865	858	871	736
Gain on sale of property	—	—	15,196	—	—
Other	288	367	338	331	244

Total noninterest income	(60,512)	4,394	1,790	4,161	3,700

Noninterest Expenses
Salaries and employee benefits	12,515	11,015	13,040	11,665	9,740
Occupancy and equipment	3,211	3,093	2,899	2,740	2,362
Professional services	2,016	1,796	1,538	1,857	1,297
Marketing	575	713	576	614	538
Foreclosed properties	24	237	5	(2)	4
Amortization of intangible assets	624	625	625	644	409
Merger related charges	77	80	114	1,333	—
Loss on extinguishment of debt	—	—	7,121	—	—
Goodwill impairment	80,000	—	—	—	—
Other	4,254	2,809	2,691	2,574	1,895

Total noninterest expenses	103,296	20,368	28,609	21,425	16,245

Income (Loss) before income taxes	(183,605)	2,376	(10,003)	4,582	6,002
Provision (benefit) for income taxes	(23,891)	(52)	(4,587)	360	1,166

Net Income (Loss)	$(159,714)	$2,428	$(5,416)	$4,222	$4,836

Net Income (Loss) available to common shareholders	$(160,550)	$1,592	$(6,251)	$4,018	$4,836

Basic and diluted earnings per share	$(5.76)	$.06	$(.22)	$.14	$.20

Cash dividends declared per share	$—	$.13	$.13	$.13	$.13

Top line revenue (5)	$(38,359)	$27,159	$24,006	$27,417	$24,047
Noninterest income to top line revenue	N/M	16%	7%	15%	15%
See footnotes at end of statements, tables and schedules.

Statement of Income
Midwest Banc Holdings, Inc.
(In thousands, except per share data)

	Nine Months Ended September 30,
			Increase	Increase
	2008	2007	(Decrease)	(Decrease)
Interest Income
Loans	$115,562	$110,447	$5,115	4.6%
Loans held for sale	—	89	(89)	(100.0)
Securities
Taxable	25,776	24,901	875	3.5
Exempt from fed income taxes	1,765	1,624	141	8.7
Trading securities	—	2	(2)	(100.0)
Dividends from FRB and FHLB stock	551	681	(130)	(19.1)
Short-term investments	273	688	(415)	(60.3)

Total interest income	143,927	138,432	5,495	4.0

Interest Expense
Deposits	50,501	55,115	(4,614)	(8.4)
Federal funds purchased	2,050	1,156	894	77.3
Securities sold under repurchase agreements	9,998	7,859	2,139	27.2
Advances from the FHLB	8,698	10,958	(2,260)	(20.6)
Junior subordinated debentures	2,785	3,950	(1,165)	(29.5)
Revolving note payable	270	18	252	1,400.0
Term note payable	2,027	—	2,027	100.0
Subordinated debt	464	—	464	100.0

Total interest expense	76,793	79,056	(2,263)	(2.9)

Net interest income	67,134	59,376	7,758	13.1
Provision for loan losses	51,765	3,481	48,284	1,387.1

Net interest income after provision for loan losses	15,369	55,895	(40,526)	(72.5)
Noninterest Income
Service charges on deposit accounts	5,834	4,744	1,090	23.0
Gains (losses) on securities transactions	(16,596)	23	(16,619)	(72,256.5)
Impairment charge on securities	(65,387)	—	(65,387)	(100.0)
Net Trading profits	—	—	—	—
Gains on sale of loans	(75)	441	(516)	(117.0)
Insurance and brokerage commissions	1,691	1,799	(108)	(6.0)
Trust	1,382	1,349	33	2.5
Increase in CSV of life insurance	2,634	2,192	442	20.2
Gain on sale of property	15,196	—	15,196	100.0
Other	993	768	225	29.3

Total noninterest income	(54,328)	11,316	(65,644)	(580.1)

Noninterest Expenses
Salaries and employee benefits	36,570	30,550	6,020	19.7
Occupancy and equipment	9,203	6,741	2,462	36.5
Professional services	5,350	3,612	1,738	48.1
Marketing	1,864	1,696	168	9.9
Foreclosed properties	266	36	230	638.9
Amortization of intangible assets	1,874	1,273	601	47.2
Merger related charges	271	(21)	292	1,390.5
Loss on extinguishment of debt	7,121	—	7,121	100.0
Goodwill Impairment	80,000	—	80,000	100.0
Other	9,754	6,083	3,671	60.4

Total noninterest expenses	152,273	49,970	102,303	204.7

Income (loss) before income taxes	(191,232)	17,241	(208,473)	(1,209.2)
Provision (benefit) for income taxes	(28,530)	2,886	(31,416)	(1,088.6)

Net Income (Loss)	$(162,702)	$14,355	$(177,057)	(1,233.4)

Net Income (Loss) available to common shareholders	$(165,209)	$14,355	$(179,564)	(1,250.9)

Basic earnings per share	$(5.93)	$.58	$(6.51)	$(1,122.4)

Diluted earnings per share	$(5.93)	$.58	$(6.51)	$(1,122.4)

Cash dividends declared per share	$.26	$.39	$(.13)	$(33.3)

Top line revenue (5)	$12,806	$70,692	$(57,886)	$(81.9)
Noninterest income to top line revenue	N/M	16%

See footnotes at end of statements, tables and schedules.

Balance Sheet
Midwest Banc Holdings, Inc.
(In thousands)

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Assets
Cash	$111,769	$85,015	$71,080	$70,111	$46,963
Short-term investments	1,674	3,042	31,415	14,388	17,241
Securities available-for-sale	618,215	710,803	737,089	710,881	660,986
Securities held-to-maturity	30,817	31,389	32,674	37,601	40,978

Total securities	649,032	742,192	769,763	748,482	701,964
Federal Reserve and FHLB stock, at cost	31,698	29,264	29,264	29,264	23,683
Loans held for sale	—	—	—	—	—
Loans	2,494,225	2,501,082	2,467,701	2,474,327	2,007,446
Allowance for loan losses	(39,428)	(22,606)	(20,344)	(26,748)	(24,879)

Net loans	2,454,797	2,478,476	2,447,357	2,447,579	1,982,567
Cash value of life insurance	83,800	82,889	82,024	81,166	67,412
Premises and equipment	38,216	38,739	38,232	41,821	22,468
Foreclosed properties	8,025	2,375	2,527	2,220	2,246
Goodwill and other intangibles	94,136	174,947	176,861	177,451	89,443
Other	110,230	89,781	81,923	80,300	78,578

Total assets	$3,583,377	$3,726,720	$3,730,446	$3,692,782	$3,032,565

Liabilities and Shareholders’ Equity

Liabilities
Deposits
Noninterest-bearing	$334,545	$334,813	$313,727	$321,317	$246,153
Interest-bearing	2,178,459	2,005,230	2,090,985	2,136,831	1,748,774

Total deposits	2,513,004	2,340,043	2,404,712	2,458,148	1,994,927
Federal funds purchased & FRB discount window	—	198,000	184,500	81,000	12,000
Securities sold under repurchase agreements	297,650	297,650	394,764	283,400	317,118
FHLB advances	380,000	340,000	190,000	323,439	319,925
Junior subordinated debentures	60,774	60,757	60,741	60,724	65,861
Revolving note payable	20,600	7,600	6,500	2,500	2,500
Term note payable	55,000	55,000	55,000	70,000	—
Subordinated debt	15,000	15,000	15,000	—	—
Other	34,112	41,972	38,073	38,407	35,001

Total liabilities	3,376,140	3,356,022	3,349,290	3,317,618	2,747,332

Shareholders’ Equity
Preferred equity	43,125	43,125	43,125	43,125	—
Common equity	175,806	335,662	336,877	345,956	295,807
Accumulated other comprehensive income (loss)	(11,694)	(8,089)	1,154	(13,917)	(10,574)

Total shareholders’ equity	207,237	370,698	381,156	375,164	285,233

Total liabilities and shareholders’ equity	$3,583,377	$3,726,720	$3,730,446	$3,692,782	$3,032,565

Loan Portfolio Composition — Source of Repayment

	September 2008		December 31, 2007 *
	($ in millions)	% of Total	($ in millions)	% of Total
Commercial	$1,102	44	$1,080	44
Construction	397	16	464	19
Commercial real estate	692	28	628	25
Consumer	178	7	153	6
Residential mortgage	126	5	150	6

Total loans, gross	$2,495	100	$2,475	100

*	Amounts have been reclassified to conform to current period presentation.

Balance Sheet Comparison
Midwest Banc Holdings, Inc.
(In thousands)
     The following table sets forth the changes in the balance sheet at September 30, 2008 compared to September 30, 2007 excluding the Northwest Suburban acquisition on October 1, 2007.

	September 30,			Northwest	Excluding Northwest
				Suburban	Suburban Acquisition
	2008	2007	$ Change	Acquisition(a)	$ Change	% Change
	(Dollars in thousands)
Assets
Cash and cash equivalents(b)	$113,443	$64,204	$49,239	$3,342	$45,897	71.5%
Securities available-for-sale	618,215	660,986	(42,771)	57,597	(100,368)	(15.2)
Securities held-to-maturity	30,817	40,978	(10,161)	—	(10,161)	(24.8)

Total securities	649,032	701,964	(52,932)	57,597	(110,529)	(15.7)
Federal Reserve and FHLB stock, at cost	31,698	23,683	8,015	1,503	6,512	27.5
Loans held for sale	—	—	—	—	—	0.0
Loans	2,494,225	2,007,446	486,779	439,239	47,530	2.4
Allowance for loan loss	(39,428)	(24,879)	(14,549)	(2,767)	(11,782)	47.4

Net loans	2,454,797	1,982,567	472,230	436,482	35,748	1.8
Cash surrender value of life insurance	83,800	67,412	16,388	12,884	3,504	5.2
Premises and equipment	38,216	22,468	15,748	19,279	(3,531)	(15.7)
Foreclosed properties	8,025	2,246	5,779	—	5,779	257.3
Core deposit and other intangibles, net	15,274	9,586	5,688	8,061	(2,373)	(24.8)
Goodwill	78,862	79,857	(995)	80,550	(81,545)	(102.1)
Other	110,230	78,578	31,652	7,914	23,738	30.2

Total assets	$3,583,377	$3,032,565	$550,812	$627,612	$(76,800)	(2.5)%

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$334,545	$246,153	$88,392	$65,299	$23,093	9.4%
Interest-bearing	2,178,459	1,748,774	429,685	405,361	24,324	1.4

Total deposits	2,513,004	1,994,927	518,077	470,660	47,417	2.4
Federal funds purchased	—	12,000	(12,000)	6,170	(18,170)	(151.4)
Securities sold under agreements to repurchase	297,650	317,118	(19,468)	—	(19,468)	(6.1)
FHLB advances	380,000	319,925	60,075	3,500	56,575	17.7
Junior subordinated debentures	60,774	65,861	(5,087)	10,310	(15,397)	(23.4)
Subordinated debt	15,000	—	15,000	—	15,000	100.0
Revolving note payable	20,600	2,500	18,100	—	18,100	724.0
Term note payable	55,000	—	55,000	75,000	(20,000)	(100.0)
Due to broker	438	—	438	—	438	100.0
Other	34,112	35,001	(1,327)	6,982	(8,309)	(23.7)

Total liabilities	3,376,140	2,747,332	628,808	572,622	56,186	2.0
Shareholders’ Equity
Total shareholders’ equity	207,237	285,233	(77,996)	54,990	(132,986)	(46.6)

Total liabilities and shareholders’ equity	$3,583,377	$3,032,565	$550,812	$627,612	$(76,800)	(2.5)%

(a)	Includes fair value adjustments.

(b)	Northwest Suburban Acquisition column includes cash and cash equivalents acquired through Northwest Suburban of $10,066 less cash paid for acquisition of $81,163, capitalized costs of $414, costs relating to the registration statement of $147, and $75,000 borrowing.

Net Interest Margin
Midwest Banc Holdings, Inc.
(In thousands)

	For the Three Months Ended
	September 30, 2008		June 30, 2008		September 30, 2007
	Average	Average	Average	Average	Average	Average
	Balance	Rate	Balance	Rate	Balance	Rate
Interest-Earning Assets:
Short-term investments	$6,005	1.80%	$22,696	1.73%	$23,996	4.95%
Securities:
Taxable(6)	654,531	4.78	701,254	5.43	650,776	5.61
Exempt from federal income taxes(6)	60,688	5.82	61,635	5.92	47,765	5.95

Total securities	715,219	4.87	762,889	5.47	698,541	5.63
FRB and FHLB stock	29,694	2.48	29,264	2.52	23,683	3.83
Loans held for sale	—	—	—	—	815	5.40
Loans (7)(8)(9)	2,512,653	5.96	2,459,486	6.09	1,989,119	7.57

Total interest-earning assets	$3,263,571	5.68%	$3,274,335	5.88%	$2,736,154	7.00%
Noninterest-Earning Assets:
Cash	$57,463		$52,693		$51,487
Premises and equipment	38,412		38,144		22,404
Allowance for loan losses	(23,059)		(20,412)		(24,255)
Other	346,062		341,590		234,464

Total noninterest-earning assets	418,878		412,015		284,100

Total assets	$3,682,449		$3,686,350		$3,020,254

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$194,416	0.87%	$215,076	0.92%	$175,582	1.96%
Money-market demand and savings accounts	393,745	1.20	399,380	1.20	365,985	2.62
Time deposits	1,487,827	3.68	1,448,198	3.98	1,224,836	5.02

Total interest-bearing deposits	2,075,988	2.95	2,062,654	3.12	1,766,403	4.22
Borrowings:
Fed funds purch & repurchase agreements	403,025	3.87	451,351	3.68	307,843	4.16
FHLB advances	348,315	3.19	296,044	3.29	307,418	4.74
Junior subordinated debentures	60,766	5.69	60,749	5.77	65,854	8.10
Revolving note payable	9,404	4.08	8,896	4.23	1,440	5.00
Term note payable	55,000	4.11	55,000	4.18	—	—
Subordinated debt	15,000	6.11	15,000	6.19	—	—

Total borrowings	891,510	3.78	887,040	3.77	682,555	4.80

Total interest-bearing liabilities	$2,967,498	3.20%	$2,949,694	3.32%	$2,448,958	4.40%
Noninterest-Bearing Liabilities:
Noninterest-bearing demand deposits	$335,025		$322,110		$256,306
Other liabilities	30,048		34,869		30,759

Total noninterest-bearing liabilities	365,073		356,979		287,065

Shareholders’ equity	349,878		379,677		284,231

Total liabilities and shareholders’ equity	$3,682,449		$3,686,350		$3,020,254

Net interest margin (tax equivalent)(6)(9)		2.77%		2.89%		3.10%
     See footnotes at end of statements, tables and schedules.

Net Interest Margin
Midwest Banc Holdings, Inc.
(In thousands)

	For the Nine Months Ended September 30,
	2008		2007
	Average	Average	Average	Average
	Balance	Rate	Balance	Rate

Interest-Earning Assets:
Short-term investments	$16,840	2.16%	$18,976	4.83%
Securities:
Taxable(6)	686,517	5.22	644,567	5.48
Exempt from federal income taxes(6)	61,388	5.90	56,211	5.93

Total securities	747,905	5.28	700,778	5.52
FRB and FHLB stock	29,397	2.50	23,648	3.84
Loans held for sale	—	—	1,939	6.12
Loans (7)(8)(10)	2,477,452	6.23	1,965,828	7.50

Total interest-earning assets	$3,271,594	5.96%	$2,711,169	6.93%
Noninterest-Earning Assets:
Cash	$55,272		$57,220
Premises and equipment	39,290		22,231
Allowance for loan losses	(23,584)		(24,321)
Other	342,441		233,578

Total noninterest-earning assets	413,419		288,708

Total assets	$3,685,013		$2,999,877

Interest-Bearing Liabilities:
Deposits:
Interest-bearing demand deposits	$208,949	1.06%	$170,166	1.87%
Money-market demand and savings accounts	401,377	1.40	368,861	2.61
Time deposits	1,468,836	4.05	1,218,495	4.98

Total interest-bearing deposits	2,079,162	3.24	1,757,522	4.18
Borrowings:
Fed funds purch & repurchase agreements	418,992	3.83	282,768	4.25
FHLB advances	319,943	3.62	315,142	4.64
Junior subordinated debentures	60,749	6.11	65,837	8.00
Revolving note payable	8,227	4.38	485	4.95
Term note payable	59,927	4.51	—	—
Subordinated debt	10,073	6.14	—	—

Total borrowings	877,911	3.99	664,232	4.81

Total interest-bearing liabilities	$2,957,073	3.46%	$2,421,754	4.35%
Noninterest-Bearing Liabilities:
Noninterest-bearing demand deposits	$324,586		$255,805
Other liabilities	32,711		34,743

Total noninterest-bearing liabilities	357,297		290,548

Shareholders’ equity	370,643		287,575

Total liabilities and shareholders’ equity	$3,685,013		$2,999,877

Net interest margin (tax equivalent)(6)(10)		2.83%		3.05%
     See footnotes at end of statements, tables and schedules.

Credit Risk Management
Midwest Banc Holdings, Inc.
(In thousands)

	Three Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Loan Quality
Nonaccrual loans	$60,474	$40,956	$46,916	$49,173	$44,681
Foreclosed properties	$8,025	$2,375	$2,527	$2,220	$2,246
Nonperforming assets	$68,499	$43,331	$49,443	$51,393	$46,927
90+ days past due and accruing	$—	$4,320	$—	$—	$—
Loans	$2,494,225	$2,501,082	$2,467,701	$2,474,327	$2,007,446
Loan-related assets	$2,502,250	$2,503,457	$2,470,228	$2,476,547	$2,009,692
Nonaccrual loans to loans	2.42%	1.64%	1.90%	1.99%	2.23%
Nonperforming assets to loan-related assets	2.74%	1.73%	2.00%	2.08%	2.34%
Nonperforming assets to total assets	1.91%	1.16%	1.33%	1.39%	1.55%
Allowance for Loan Losses
Beginning balance	$22,606	$20,344	$26,748	$24,879	$23,724
Bank acquisition	—	—	—	2,767	—
Provision for loan losses	41,950	4,415	5,400	1,410	1,800
Net chargeoffs (recoveries) Large Problem Credit	—	—	10,774	—	—
From remainder of portfolio	25,128	2,153	1,030	2,308	645

Total net chargeoffs (recoveries)	25,128	2,153	11,804	2,308	645

Ending balance	$39,428	$22,606	$20,344	$26,748	$24,879

Net chargeoffs to average loans
Total	3.98%	.35%	1.93%	.37%	.13%
Without Large Problem Credit	3.98%	.35%	.17%	.37%	.13%
Delinquencies 30 — 89 days to loans	.99%	.35%	.82%	.48%	.49%
Allowance for loan losses to
Loans at period end	1.58%	.90%	.82%	1.08%	1.24%
Nonaccrual loans	65%	55%	43%	54%	56%

Footnotes
Midwest Banc Holdings, Inc.
(In thousands)
     (1) Shareholders’ equity less goodwill and net core deposit intangible and other intangibles.

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Shareholders’ equity	$207,237	$370,698	$381,156	$375,164	$285,233
Core deposit intangible & other intangibles	15,274	15,864	16,454	17,044	9,586
Goodwill	78,862	159,083	160,407	160,407	79,857

Tangible shareholders’ equity	$113,101	$195,751	$204,295	$197,713	$195,790

     (2) Excludes net gains or losses on securities transactions.
     (3) Noninterest expense less amortization and foreclosed properties expenses divided by the sum of net interest income (tax equivalent) plus noninterest income.
     (4) Total assets less goodwill and net core deposit intangible and other intangibles.

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Total assets	$3,583,377	$3,726,720	$3,730,446	$3,692,782	$3,032,565
Core deposit intangible & other intangibles	15,274	15,864	16,454	17,044	9,586
Goodwill	78,862	159,083	160,407	160,407	79,857

Tangible assets	$3,489,241	$3,551,773	$3,553,585	$3,515,331	$2,943,122

     (5) Includes net interest income and noninterest income.
     (6) Adjusted for 35% tax rate and adjusted for the dividends-received deduction where applicable.
     (7) Nonaccrual loans are included in the average balance; however, these loans are not earning any interest.
     (8) Includes loan fees.
     (9) Reconciliation of reported net interest income to tax equivalent net interest income.

	For the Three Months Ended,
	September 30,	June 30,	September 30,
	2008	2008	2007
Net interest income	$22,153	$22,765	$20,347
Tax equivalent adjustment to net interest income	457	909	837

Net interest income, tax equivalent basis	$22,610	$23,674	$21,184

     (10) Reconciliation of reported net interest income to tax equivalent net interest income.

	For the Nine Months Ended,
	September 30,	September 30,
	2008	2007
Net interest income	$67,134	$59,376
Tax equivalent adjustment to net interest income	2,258	2,652

Net interest income, tax equivalent basis	$69,392	$62,028

     (11) Reconciliation of common equity to shareholders’ equity.

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Preferred equity	$43,125	$43,125	$43,125	$43,125	$—
Common equity	164,112	327,573	338,031	332,039	285,233

Shareholders’ equity	$207,237	$370,698	$381,156	$375,164	$285,233

     Reconciliation of tangible common equity to tangible shareholders’ equity.

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Preferred equity	$43,125	$43,125	$43,125	$43,125	$—
Tangible common equity	69,976	152,626	161,170	154,588	195,790

Tangible shareholders’ equity	$113,101	$195,751	$204,295	$197,713	$195,790

     Reconciliation of common shares outstanding at period end to “if converted” shares outstanding.

	September 30,	June 30,	March 31,	December 31,	September 30,
	2008	2008	2008	2007	2007
Common shares outstanding	27,859	27,859	27,839	27,804	24,406
Resulting common shares if preferred shares were converted	2,875	2,875	2,875	2,875	—

“If converted” shares outstanding	30,734	30,734	30,714	30,679	24,406